 Exhibit 31.2

FORM 10-KSB/A CERTIFICATION

         I, David R. Koos, certify that:

1.

I have reviewed this  Form 10-KSB/A for the period ending December 31, 2005 of Frezer, Inc.

2.

Based on my  knowledge,  this  report  does not  contain  any untrue statement of material  fact or omit to state a material  fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of Frezer Inc. as of, and for, the periods presented in this report;

4.

I  am  responsible  for  establishing  and  maintaining  disclosure controls  and  procedures  (as  defined  in  Exchange  Act Rules  13a-15(e)  and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Frezer Inc. and have:

A.

Designed  such  disclosure  controls and  procedures to ensure that material  information  relating to  Frezer Inc.,  including its consolidated subsidiaries,  is made known to me by others within those entities, particularly during the period in which this report is being prepared;

B.

Designed such internal controls over financial  reporting to provide reasonable  assurance  regarding the reliability of financial  reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

C.

Evaluated  the   effectiveness  of  Frezer, Inc.'s disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

D.

Disclosed in this report any change in  Frezer, Inc. ‘s internal controls over financial reporting that occurred during Frezer Inc.’s  most  recent  fiscal  quarter  that has  materially  affected or is reasonably  likely to materially  affect,  Frezer, Inc.’s internal control over financial reporting.

5.

I have  disclosed,  based on my most recent  evaluation  of internal control over financial  reporting,  to  Frezer, Inc.’s auditors and  Frezer Inc.’s board of directors:

A.

All significant  deficiencies and material  weaknesses in the design or operation of internal  control over financial  reporting which are reasonably likely to  adversely  affect  Frezer Inc.’s  ability to record, process, summarize and report financial information; and

B.

Any fraud, whether or not  material,  that  involves  management or other  employees who have a significant  role in  Frezer, Inc.’s internal control over financial reporting.

     Date:   April 20, 2006

/s/David R. Koos

David R Koos

Chief Executive Officer